UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 30, 2021

ENERPAC TOOL GROUP CORP
(Exact name of Registrant, as specified in its charter)

Wisconsin	001-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, Wisconsin 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2021, Enerpac Tool Group Corp. (the “Company”) notified John Jeffrey Schmaling that he will no longer serve as Executive Vice President and Chief Operating Officer of the Company and Fabrizio Rasetti that he will no longer serve as Executive Vice President, General Counsel and Secretary of the Company, each effective December 10, 2021. These actions were taken in an effort to simplify and flatten the Company’s organizational structure. As a result of these actions, Messrs. Schmaling and Rasetti will be eligible for severance under the Company’s Senior Officer Severance Plan the terms of which are described in the Enerpac Tool Group Senior Officer Severance Plan.

Item 7.01	Regulation FD Disclosure.

On December 1, 2021, the Company issued a press release announcing the changes to its organizational structure, which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information set forth in this Item 7.01 and in Exhibit 99.1 is “furnished” under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

99.1	Press Release dated December 1, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2021
ENERPAC TOOL GROUP CORP.

By:	/s/ Rick Dillon
Rick Dillon
Executive Vice President and
Chief Financial Officer